UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 22, 2003
                                                          -------------



                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        1-31565                 06-1377322
         --------                        -------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (516) 683-4100
                                                             -------------

                                 Not applicable
                                 ---------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Not applicable.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c) Attached as an exhibit is New York Community Bancorp, Inc.'s (the "Company") news release announcing an increase in the quarterly cash dividend to $0.23 per share.

Item 8.   Change in Fiscal Year

          Not applicable.

Item 9.   Regulation FD Disclosure

          On July 22, 2003, the Board of Directors of the Company declared a quarterly cash dividend of $0.23 per share, payable on August 15, 2003 to shareholders of record at August 5, 2003. The $0.23 per share dividend is approximately 10% higher than the dividend paid in the second quarter of 2003 and 53% higher than the dividend paid in the fourth quarter of 2002. The news release is attached as Exhibit 99.1.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable.



Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

          Not applicable.

Item 12.  Results of Operations and Financial Condition

          Not applicable.




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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  July 23, 2003                            NEW YORK COMMUNITY BANCORP, INC.
------------------                         --------------------------------
     Date

                                           /s/ Joseph R. Ficalora
                                           -------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         Description
-----------         -----------

Exhibit 99.1 News release dated July 23, 2003 announcing the Company's declaration of a $0.23 per share quarterly cash dividend, payable on August 15, 2003 to shareholders of record at August 5, 2003. The dividend is approximately 10% higher than the dividend paid in the second quarter of 2003 and 53% higher than the dividend paid in the fourth quarter of 2002.